Exhibit 1

June 25, 2003

Securities and Exchange Commission
Mail Stop 11-3 450
5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of MediaBay, Inc.'s Form 8-K dated June 24, 2003, and we agree with the statements made therein.

Yours truly,


/s/ Deloitte & Touche LLP

Parsippany, New Jersey